EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Annual Report of Helix Energy Solutions Group, Inc. (“HELX”) on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Wade Pursell, Senior Vice President and Chief Financial Officer of HELX, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HELX.
Date: March 14, 2006

/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer